Exhibit 4.9
ValueVision Media, Inc. INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA NUMBER 7132 SHARES SEE REVERSE SIDE FOR CERTAIN DEFINITIONS CUSIP 92047K 10 7 THIS CERTIFIES THAT SPECIMEN is the owner of FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF COMMON STOCK, $.01 PAR VALUE, OF ValueVision Media, Inc. This certificate is transferable only on the books of the Company, by the holder hereof, in person or by duly authorized attorney, upon the surrender of the same properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. IN WITNESS WHEREOF, ValueVision Media, Inc. has caused this Certificate to be executed, in facsimile, by its duly authorized officers and has caused its facsimile seal to be hereunto affixed. Dated: SECRETARY CHIEF EXECUTIVE OFFICER COUNTERSIGNED AND REGISTERED BY TRANSFER AGENT AND REGISTRAR AUTHORIZED SIGNATURE VALUEVISION MEDIA, INC. CORPORATE SEAL 1990 MINNESOTA AMERICAN FINANCIAL PRINTING INCORPORATED — MINNEAPOLIS

RESTRICTIONS ON TRANSFER AND VOTING, REDEMPTION IF TRANSFER RESTRICTIONS VIOLATED: The Restated Articles of Incorporation of the Corporation, as amended, provide that, except as otherwise provided by law, shares of stock in the Corporation shall not be transferred to “aliens” unless, after giving effect to such transfer, the aggregate number of shares of stock owned by or for the account of “aliens” will not exceed 20% of the number of shares of outstanding stock of the Corporation, and the aggregate voting power of such shares will not exceed 20% of the aggregate voting power of all outstanding shares of voting stock of the Corporation. Not more than 20% of the aggregate voting power of all shares outstanding entitled to vote may be voted by or for the account of “aliens.” If, notwithstanding such restriction on transfers to “aliens”, the aggregate number of shares of stock owned by or for the account of “aliens” exceeds 20% of the number of shares of outstanding stock of the Corporation or if the aggregate voting power of such shares exceeds 20% of the aggregate voting power of all outstanding shares of voting stock of the Corporation, the Corporation has the right to redeem shares of all classes of capital stock, at their then fair market value, on a pro rata basis, owned by or for the account of all “aliens” in order to reduce the number of shares and/or percentage of voting power held by or for the account of “aliens” to the maximum number or percentage allowed under the Restated Articles of Incorporation, as amended, or as otherwise required by applicable Federal law. As used herein, “aliens” means aliens and their representatives, foreign governments and their representatives, and corporations organized under the law of a foreign country, and their representatives.
The Corporation will furnish to any shareholder upon request and without charge, a full statement of the designation, preferences, limitations, and relative rights of the shares of each class or series authorized to be issued, so far as they have been determined, and the authority of the board to determine the relative rights and preferences of subsequent classes or series.
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM — as tenants in common UTMA — Custodian TEN ENT — as tenants by entireties (Cust) (Minor) JT TEN — as joint tenants with right under Uniform Transfer to Minors of survivorship and not as tenants in common Act (State) Additional abbreviations may also be used though not in the above list. For value receiceived hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE Shares of the capital stock represented by the within Certificate, and do herby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premise Dated X X NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OFTHE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENTOR ANY CHANGE WHATEVER.
SIGNATURE GUARANTEED ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECUFHTIES TRANSFER AGENTS MEDALLION PROGRAM (“STAMP”), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM (“MSP”), OR THE STOCK EXCHANGES MEDALLION PROGRAM (“SEMP”) AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.